Nationwide Variable Insurance Trust
NVIT Multi-Manager Mid Cap Value Fund

Supplement dated December 11, 2013
to the Summary Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 11, 2013, the Board approved the termination of Columbia Management Investment Advisers, LLC as a subadviser to the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”) and approved the appointment of WEDGE Capital Management L.L.P. (“WEDGE”) as a new subadviser to the Fund.  This change is anticipated to be implemented on or around December 13, 2013 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus of the Fund is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies.  The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value.  Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary.  The Fund may invest in stocks of mid-cap companies that are located outside the United States.  It may invest in any economic sector and, at times, emphasize one or more particular sectors.  It also may engage in active and frequent trading of portfolio securities.  The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other.  For example, as of December 13, 2013, one subadviser attempts to purchase stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market; another subadviser uses a combination of quantitative and qualitative methods to assess a company’s valuation and attractiveness; and the third subadviser uses two screening models that attempt to identify those stocks with the greatest profit potential and attempts to preclude investments in financially unsound companies.  In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading “Portfolio Management – Subadvisers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc. (“American Century”)
Thompson, Siegel & Walmsley LLC (“TS&W”)
WEDGE Capital Management L.L.P. (“WEDGE”)

c.           The information under the heading “Portfolio Management – Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
American Century
Phillip N. Davidson, CFA	Senior Vice President, Chief Investment Officer, Value Equity and Senior Portfolio Manager	Since 2008
Kevin Toney, CFA	Vice President and Senior Portfolio Manager	Since 2008
Michael Liss, CFA	Vice President and Senior Portfolio Manager	Since 2008
Brian Woglom, CFA	Portfolio Manager	Since 2012
TS&W
Brett P. Hawkins, CFA	Portfolio Manager and Analyst	Since 2008
WEDGE
Paul VeZolles, CFA	General Partner	Since 2013
John Norman	General Partner	Since 2013
John Carr	Executive Vice President	Since 2013

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about WEDGE.

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